Income Tax	6 Months Ended	12 Months Ended
	Jun. 26, 2021	Dec. 26, 2020
Income Tax Disclosure [Abstract]
Income Tax
NOTE 12: INCOME TAX
McAfee Corp. is taxed as a corporation and pays corporate federal, state and local taxes on income allocated to it from FTW based upon McAfee Corp.’s economic interest in FTW. FTW is a pass through entity for U.S. federal income tax purposes and will not incur any federal income taxes either for itself or its U.S. subsidiaries that are also pass through or disregarded subsidiaries. Taxable income or loss for these entities will flow through to its respective members for U.S. tax purposes. FTW does have certain U.S. and foreign subsidiaries that are corporations and are subject to income tax in their respective jurisdiction.
We consider many factors when evaluating and estimating our tax positions, which may require periodic adjustments and may not accurately anticipate actual outcomes. Tax position recognition is a matter of judgment based on the individual facts and circumstances of our position evaluated in light of all available evidence. As of June 26, 2021 and December 26, 2020, we had uncertain tax positions, including interest and penalties, of $7 million and $16 million, respectively, primarily recorded within Other long-term liabilities and Other long-term assets on the condensed consolidated balance sheets. In the next 12 months, it is reasonably possible to have an audit closure or statute expirations in one of our foreign jurisdictions. We do not believe the amount to have a significant impact to our consolidated financial statements. A portion of income taxes and uncertain tax positions has been indemnified by Intel (Note 6).
Tax Receivable Agreement
As realizability of the net deferred tax assets has not met the more likely than not recognition criteria, the liability under the TRA has not met the probable recognition criteria in the accompanying condensed consolidated balance sheet as of June 26, 2021, except for the $2 million current portion and $12 million long-term portion of the TRA liability recorded within Accounts payable and other accrued liabilities and Other long-term liabilities, respectively, in the condensed consolidated balance sheet.
We believe it is reasonably possible subsequent to the closing of the sale of the Enterprise Business we will no longer have a cumulative loss incurred over the trailing three-year period. As a result, we could then consider subjective evidence, such as our projections for future growth, and may conclude that the valuation allowance against the net deferred tax assets of our domestic entities will no longer be required. A release of the valuation allowance would have the following impact in the period in which such release is recorded:

•	Recognition of certain deferred tax assets and corresponding discrete income tax benefit up to $125 million.

•
Recognition of a long-term TRA liability and corresponding TRA expense of $170 million to $260 million, including the TRA liability recorded directly as a result of tax attributes utilized from the Enterprise Business divestiture (Note 3). This TRA liability relates to net deferred tax assets that did not meet the probable recognition criteria as of December 26, 2020 and thus was not recorded in our consolidated balance sheet as of that date.

NOTE 14: INCOME TAX
McAfee Corp. is taxed as a corporation and pays corporate federal, state and local taxes on income allocated to it from FTW based upon McAfee Corp.’s economic interest in FTW. FTW is a pass through entity for U.S. federal income tax purposes and will not incur any federal income taxes either for itself or its U.S. subsidiaries that are also pass through or disregarded subsidiaries. Taxable income or loss for these entities will flow through to its respective members for U.S. tax purposes. FTW does have certain U.S. and foreign subsidiaries that are corporations and are subject to income tax in their respective jurisdiction.
We account for income taxes under the asset and liability method, which requires the recognition of deferred tax assets and liabilities (“DTAs” and “DTLs”) for the expected future tax consequences of events that have been included in the financial statements. Under this method, we determine DTAs and DTLs on the basis of the differences between the financial statement and tax bases of assets and liabilities by using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on DTAs and DTLs is recognized in income in the period that includes the enactment date. We recognize DTAs to the extent that we believe that these assets are more likely than not to be realized. In making such a determination, we consider all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax-planning
strategies, carryback potential if permitted under the tax law, and results of recent operations. If we determine that we would be able to realize our DTAs in the future in excess of their net recorded amount, we would make an adjustment to the DTA valuation allowance, which would reduce the provision for income taxes. We record uncertain tax positions in accordance with ASC 740 on the basis of a two-step
process in which (1) we determine whether it is more likely than not that the tax positions will be sustained on the basis of the technical merits of the position and (2) for those tax positions that meet the more-likely-than-not
recognition threshold, we recognize the largest amount of tax benefit that is more than 50 percent likely to be realized upon ultimate settlement with the related tax authority.
The loss from continuing operations before income taxes expense includes the following components:

	Year Ended
(in millions)	December 29, 2018	December 28, 2019	December 26, 2020
U.S.	$(405)	$(199)	$(238)
Non-U.S.	26	42	25

Loss from continuing operations before income taxes	$(379)	$(157)	$(213)

The provision for income tax expense from continuing operations consists of the following:

	Year Ended
(in millions)	December 29, 2018	December 28, 2019	December 26, 2020
Current:
State	$3	$—	$2
Non-U.S.	23	31	7

Total current	26	31	9

Deferred:
Federal	6	1	1
State	1	2	—
Non-U.S.	(4)	4	(5)

Total deferred	3	7	(4)

Provision for income tax expense	$29	$38	$5

The difference between the tax provision and the tax provision computed at the U.S. federal statutory income tax rate for each period was as follows:

	Year Ended
(in millions)	December 29, 2018	December 28, 2019	December 26, 2020
Income taxes computed at the U.S. federal statutory rate	$(81)	$(33)	$(45)
Non-U.S. income taxed at different rates	3	8	4
Withholding taxes	9	6	6
State tax expense	4	2	2
Partnership earnings flow through to partners	93	45	22
Redeemable noncontrolling interest	—	—	17
Valuation allowances	—	—	24
Foreign tax credits	—	—	(2)
Uncertain tax positions	1	9	(11)
Investment in partnerships	—	—	(11)
Other	—	1	(1)

Provision for income tax expense	$29	$38	$5

A portion of net income taxes has been indemnified by Intel (Note 7).
The components of the deferred tax assets and liabilities are as follows:

(in millions)	December 28, 2019	December 26, 2020
Deferred tax assets:
Accrued compensation and other benefits	$2	$2
Deferred revenue	20	24
Share-based compensation	—	3
Net operating losses	31	74
Credits	10	51
Intangibles	—	151
Interest expense carryforward	2	5
Other	—	—

Total deferred tax assets	65	310
Deferred tax liabilities:
Licenses and intangibles	(6)	—
Unremitted earnings of non-US subsidiaries	(2)	(1)
Investment in partnership	(188)	(78)
Other	—	—

Total deferred tax liabilities	(196)	(79)
Valuation allowance	(4)	(212)

Net deferred tax assets (liabilities)	$(135)	$19

Reported as:
Deferred tax assets	$21	$24
Deferred tax liabilities	(156)	(5)

Net deferred tax assets (liabilities)	$(135)	$19

As of December 26, 2020, our deferred tax assets include net operating losses, credits and intangibles acquired in connection with the reorganization transactions and amounts related to deferred revenue. As of December 28, 2019, our deferred tax assets were primarily comprised of deferred revenue in certain foreign jurisdictions and are expected to be fully realized as the related entities are expected to have future income. Our deferred tax liabilities were primarily comprised of outside basis differences due to the Reorganization Transactions and prior acquisitions (Note 6) for the years ended December 26, 2020 and December 28, 2019, respectively.
As of December 26, 2020, we had federal, state, and
non-U.S.
net operating loss carryforwards of $319 million, $148 million, and $0, respectively, available to reduce future taxable income. The federal and state net operating loss carryforwards include $319 million and $148 million, respectively, that is not likely to be recovered and have been reduced by valuation allowance. The
non-U.S.
net operating loss carryforwards have no expiration date. The federal and U.S. state net operating loss carryforwards expire at various dates through 2037. The net operating loss carryforwards and credits in the U.S. relate to the Reorganization Transactions and, as a result, are limited in the amount that can be recognized in any one year.
As of December 26, 2020, we are not permanently reinvested; therefore, we have recognized deferred taxes for all of our undistributed earnings of certain foreign subsidiaries.
Management assesses the available positive and negative evidence to estimate whether sufficient future taxable income will be generated to permit use of the existing deferred tax assets. A significant piece of objective negative evidence evaluated was the cumulative loss incurred over the three-year period ended December 26, 2020. Such objective evidence limits the ability to consider other subjective evidence, such as our projections for future growth. On the basis of this evaluation, as of December 26, 2020, a valuation allowance of $212 million has been recorded to recognize only the portion of the deferred tax asset that is more likely than not to be realized. The amount of the deferred tax asset considered realizable, however, could be adjusted if estimates of future taxable income during the carryforward period are reduced or increased or if objective negative evidence in the form of cumulative losses is no longer present and additional weight is given to subjective evidence such as our projections for growth.
A reconciliation of the aggregate changes in the balance of gross unrecognized tax benefits was as follows:

	Year Ended
(in millions)	December 29, 2018	December 28, 2019	December 26, 2020
Beginning gross unrecognized tax benefits	$10	$12	$27
Settlements with taxing authorities	(1)	—	—
Increases in tax positions for prior years	1	—	—
Decreases in tax positions for prior years	(1)	—	(14)
Increases in tax positions for current year	3	15	4

Ending gross unrecognized tax benefits	$12	$27	$17

We recognize interest and penalties related to unrecognized tax benefits within the Provision for income tax expense on the consolidated statements of operations.
We consider many factors when evaluating and estimating our tax positions, which may require periodic adjustments and may not accurately anticipate actual outcomes. Tax position recognition is a matter of judgment based on the individual facts and circumstances of our position evaluated in light of all available evidence. As of December 26, 2020 and December 28, 2019, we had uncertain tax positions of $16 million and $27 million, including interest and penalties, respectively, recorded within Other long-term liabilities on the consolidated balance sheets. In the next 12 months, it is reasonably possible to have an audit closure or statue expirations in one of our foreign jurisdictions. We do not believe the amount to have a significant impact to our consolidated financial statements. A portion of uncertain taxes positions has been indemnified by Intel (
Note 7
).
In the ordinary course of our business, we are subject to examination by taxing authorities for both direct and indirect taxes in many of the domestic and foreign jurisdictions in which we operate. As of December 26, 2020, we are no longer subject to review by the state and local taxing authorities prior to 2015 and foreign taxing authorities prior to 2004. We are unable to make a reasonably reliable estimate as to when or if settlements with taxing authorities may occur. However, we do not anticipate that the resolution of these tax matters or any events related thereto will have a material adverse effect on our business, results of operations, financial condition or cash flows.
Tax Receivable Agreement
Pursuant to our election under Section 754 of the Internal Revenue Code (the “Code”), we expect to obtain an increase in our share of the tax basis in the net assets of FTW when FTW LLC Units are redeemed or exchanged by the Continuing LLC Owners and MIUS are redeemed or exchanged by Management Owners. We intend to treat any redemptions and exchanges of LLC Units as direct purchases of LLC Units for United States federal income tax purposes. These increases in tax basis may reduce the amounts that we would otherwise pay in the future to various tax authorities. They may also decrease gains (or increase losses) on future dispositions of certain capital assets to the extent tax basis is allocated to those capital assets.
In October 2020, we entered into a TRA that provides for the payment by us of 85% of the amount of any tax benefits that we actually realize, or in some cases are deemed to realize, as a result of: (i) all or a portion of the Corporation’s allocable share of existing tax basis in the assets of FTW (and its subsidiaries) acquired in connection with the Reorganization Transactions, (ii) increases in the Corporation’s allocable share of existing tax basis in the assets of FTW (and its subsidiaries) and tax basis adjustments in the assets of FTW (and its subsidiaries) as a result of sales or exchanges of LLC Units after the IPO, (iii) certain tax attributes of the corporations acquired by McAfee Corp. in connection with the Reorganization Transactions (including their allocable share of existing tax basis in the assets of FTW (and its subsidiaries)), and (iv) certain other tax benefits related to entering into the tax receivable agreement, including tax benefits attributable to payments under the tax receivable agreement. We expect to benefit from the remaining 15% of any tax benefits that we may actually realize. The Corporation generally will retain the benefit of the remaining 15% of the applicable tax savings. The payment obligations under the tax receivable agreement are obligations of the Corporation. The timing and amount of aggregate payments due under the TRA may vary based on a number of factors, including the timing and amount of taxable income generated by the Corporation each year, as well as the tax rate then applicable.
As realizability of the net deferred tax assets has not met the more likely than not recognition criteria, the liability under the Tax Receivable Agreement has not met the probable recognition criteria in the accompanying consolidated balance sheet as of December 26, 2020, except for the $2 million current portion of the Tax Receivable Agreement liability recorded within Accounts payable and other accrued liabilities in the consolidated balance sheet. If the net deferred tax assets had not been reduced by a valuation allowance, we would have also recorded a long-term Tax Receivable Agreement liability of $274 million in the consolidated balance sheet.